                                                                    Exhibit 99.1
                             [LOGO] TransTechnology
                                        corporation
                  engineered products for global partners (TM)


                                  PRESS RELEASE






FOR IMMEDIATE DISTRIBUTION

CONTACT: ROBERT L.G. WHITE
         PRESIDENT AND CEO
         TELEPHONE:  908-206-3700

--------------------------------------------------------------------------------
       TRANSTECHNOLOGY REPORTS EXTENSION OF REVOLVING CREDIT FACILITY TO
                                JANUARY 31, 2005

Union, New Jersey - August 2, 2004 - TransTechnology Corporation (NYSE:TT) today reported that it had amended its financing agreement with The CIT Group Business Credit, Inc., to extend the maturity date of the agreement from July 31, 2004, to January 31, 2005, and to amend the covenant levels in the agreement to reflect the period of the extension.

The credit agreement provides maximum borrowings of $8.0 million and is secured by substantially all of the assets of the company. The company reported that as of July 31, 2004, it had $1.6 million outstanding under the credit facility.

Joseph F. Spanier, Vice President, Treasurer and Chief Financial Officer, said, "The facility with CIT has been in place since August 2002. Over the past year, we have used the CIT facility on a limited basis, and we believe that it is adequate to meet the credit needs of the company at this time."

TransTechnology Corporation (http://www.transtechnology.com) operating as Breeze-Eastern (http://www.breeze-eastern.com) is the world's leading designer and manufacturer of sophisticated lifting devices for military and civilian aircraft, including rescue hoists, cargo hooks, and weapons-lifting systems. The company, which employs approximately 180 people at its facility in Union, New Jersey, reported sales of $64.6 million in the fiscal year ended March 31, 2004.

TransTechnology Corporation - August 2, 2004                         Page 2 of 2
Extension of Revolving Credit Facility to January 31, 2005

--------------------------------------------------------------------------------
                  INFORMATION ABOUT FORWARD-LOOKING STATEMENTS

  CERTAIN STATEMENTS IN THIS PRESS RELEASE CONSTITUTE "FORWARD-LOOKING STATEMENTS" WITHIN THE MEANING OF THE SECURITIES ACT OF 1933, AS AMENDED, AND THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED (THE "ACTS"). ANY STATEMENTS CONTAINED HEREIN THAT ARE NOT STATEMENTS OF HISTORICAL FACT ARE DEEMED TO BE FORWARD-LOOKING STATEMENTS.

  THE FORWARD-LOOKING STATEMENTS IN THIS PRESS RELEASE ARE BASED ON CURRENT BELIEFS, ESTIMATES AND ASSUMPTIONS CONCERNING THE OPERATIONS, FUTURE RESULTS, AND PROSPECTS OF THE COMPANY. AS ACTUAL OPERATIONS AND RESULTS MAY MATERIALLY DIFFER FROM THOSE ASSUMED IN FORWARD-LOOKING STATEMENTS, THERE IS NO ASSURANCE THAT FORWARD-LOOKING STATEMENTS WILL PROVE TO BE ACCURATE. FORWARD-LOOKING STATEMENTS ARE SUBJECT TO THE SAFE HARBORS CREATED IN THE ACTS.

  ANY NUMBER OF FACTORS COULD AFFECT FUTURE OPERATIONS AND RESULTS, INCLUDING, WITHOUT LIMITATION, THE RESULTS OF AUDITS AND INQUIRIES INTO THE COMPANY'S BUSINESS PRACTICES; THE COMPANY'S ABILITY TO COMPLETE THE REFINANCING OF ITS SENIOR AND SUBORDINATED CREDIT FACILITIES ON TERMS AND CONDITIONS ACCEPTABLE TO THE COMPANY; THE COMPANY'S ABILITY TO BE PROFITABLE WITH A SMALLER AND LESS DIVERSE BASE OF OPERATIONS THAT WILL GENERATE LESS REVENUE; THE COMPANY'S ABILITY TO SATISFY THE LISTING REQUIREMENTS OF THE NYSE OR ANY OTHER NATIONAL EXCHANGE ON WHICH ITS SHARES ARE OR WILL BE LISTED OR OTHERWISE PROVIDE A TRADING VENUE FOR ITS SHARES; THE VALUE OF REPLACEMENT OPERATIONS, IF ANY; DETERMINATION BY THE COMPANY TO DISPOSE OF ADDITIONAL EXISTING ASSETS; GENERAL INDUSTRY AND ECONOMIC CONDITIONS; EVENTS IMPACTING THE U.S. AND WORLD FINANCIAL MARKETS AND ECONOMIES; INTEREST RATE TRENDS; CAPITAL REQUIREMENTS; COMPETITION FROM OTHER COMPANIES; CHANGES IN APPLICABLE LAWS, RULES AND REGULATIONS AFFECTING THE COMPANY IN THE LOCATIONS IN WHICH IT CONDUCTS ITS BUSINESS; THE ABILITY OF THE COMPANY TO RENEW ITS COLLECTIVE BARGAINING AGREEMENT ON TERMS AND CONDITIONS ACCEPTABLE TO THE COMPANY; THE AVAILABILITY OF EQUITY AND/OR DEBT FINANCING IN THE AMOUNTS AND ON THE TERMS NECESSARY TO SUPPORT THE COMPANY'S FUTURE BUSINESS; AND THOSE SPECIFIC RISKS THAT ARE DISCUSSED IN THE COMPANY'S PREVIOUSLY FILED ANNUAL REPORT ON FORM 10-K FOR THE FISCAL YEAR ENDED MARCH 31, 2004.

  THE COMPANY UNDERTAKES NO OBLIGATION TO UPDATE PUBLICLY ANY FORWARD-LOOKING STATEMENTS, WHETHER AS A RESULT OF NEW INFORMATION OR FUTURE EVENTS.

--------------------------------------------------------------------------------



                                      #####